KRAMER LEVIN NAFTALIS & FRANKEL LLP
                           9 1 9 T H I R D A V E N U E
                           NEW YORK, N.Y. 10022 - 3852
                                (212) 715 - 9100






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                                                          WRITER'S DIRECT NUMBER

                                                              (212) 715-9100

                                January 26, 1999





The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio 43219



               Re:     The Victory Portfolios
                       File Nos. 33-8892; 811-4582
                       ---------------------------



Dear Ladies and Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                            Very truly yours,